CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of HomeLife, Inc.'s (the "Company") Quarterly Report on Form 10-QSB for the period ended February 28, 2006, with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marie
M. May, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Marie M. May
                                        ----------------
                                        Marie M. May
                                        Chief Financial Officer

Date: April 19, 2006